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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 6, 2007

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)




                Delaware                000-50767              04-3523569
      (State or Other Jurisdiction     (Commission            (IRS Employer
            of Incorporation)         File Number)         Identification No.)


              60 Westview Street, Lexington, Massachusetts            02421
                (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (781) 402-5700


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On February 8, 2007, Critical Therapeutics, Inc. (the "Company") announced its financial results for the quarter and year ended December 31, 2006. The Company also provided guidance regarding anticipated quarterly ZYFLO sales during 2007, total and per share net loss for 2007 and the first quarter of 2007, research and development expenses for 2007 and net cash expenditures for the first quarter of 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2007, Nicholas Galakatos, Ph.D., a class III director, notified the Company that he does not plan to seek reelection for another term to the Company's board of directors. Dr. Galakatos's term as a director is scheduled to expire at the Company's 2007 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits.

                  See Exhibit Index attached hereto.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 8, 2007             CRITICAL THERAPEUTICS, INC.


                                     By:  /s/ Frank E. Thomas
                                          Frank E. Thomas
                                          -------------------------------------
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.          Description
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99.1                 Press release dated February 8, 2007.